LORD ABBETT     Global Fund

        Equity Series   o   Income  Series

                                                            2000  ANNUAL  REPORT



                               [GRAPHIC OMITTED]


                                             Two globally diversified portfolios
                                             to help you achieve your goals



                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 2000

[PHOTO]
Robert S. Dow
Chairman

January 16, 2001

"In Europe, economies remained strong, slowing only slightly relative to 1999."

Lord Abbett Global Fund -- Equity Series and Income Series completed their fiscal year on December 31, 2000. Below is an overview of the class-specific data pertaining to each Series as of the close of the 12-month reporting period.

                     Global Fund -- Equity Series              Global Fund -- Income Series
-------------------------------------------------------------------------------------------------------
                     One Year Ended December 31, 2000         One Year Ended December 31, 2000
                     Class A     Class B      Class C         Class A    Class B    Class C   Class P
-------------------------------------------------------------------------------------------------------
Net Asset Value (NAV) $12.98      $12.65       $12.69         $6.65      $6.67      $6.66      $6.62
Total Return*           4.78%       4.12%        4.19%        -0.03%     -0.44%     -0.73%     -0.57%

Global Markets Review -- A Return to Value

International equity markets had a turbulent ride during the Fund's fiscal year, and it proved a good time to be a disciplined investor. After mixed performance early on, stocks of many international companies closed the year amid an environment of a slowing global economy. Downward revisions in fourth quarter GDP growth combined with lower earnings estimates for many companies contributed to the sell-off in global equity markets. The stocks of Japanese companies and technology firms worldwide were especially hard hit. Unlike 1999 when all news from the technology sector seemed to be good news, the stocks of technology companies struggled, as jittery investors continued to react harshly to earnings disappointments. Investors began to return to the classic investment concepts of risk, value and earnings fundamentals.

In Europe, economies remained strong, slowing only slightly relative to 1999. Inflation remained contained there, but the European Commission indicated in early September that it might raise its inflation forecasts due to the high price of crude oil, and in line with this concern, the European Central Bank tightened monetary policy during the period. In Japan, the third quarter brought positive but marginal economic growth and, for the first time in over two years, the Japanese government tightened monetary policy in an effort to signal a "return to normalcy," namely, an end to zero percent interest rates and negative economic growth. This contrasts with Europe, where a monetary tightening policy was enacted in an attempt to keep inflation in check. In the U.S., while the Federal Reserve Board seemed comfortable with remaining stationary on their interest rate policies for the time being, a vibrant economy weighed heavily on the minds of inflation-wary investors. In addition, earnings shortfalls and other disparaging company news releases that brought down the stock prices of several large growth and technology companies once again proved that careful, bottom-up company research was worth more than wide-sweeping sector investing.

In the global credit (bond) markets, the volatility of the euro (the common European currency) was a key focus during much of the year and the euro's weakness early in the year was a factor in the European Central Banks' (ECB) decision to raise interest rates. Overall, a decrease in liquidity and concerns about the general creditworthiness of corporate debt securities provoked a flight to quality that generally proved to benefit most government bonds.

Equity Series

Despite a rocky investment environment, the portfolio was able to perform well, outdistancing the performance of the Fund's benchmark, the MSCI World Index,(1) for the year. This strong outperformance can be attributed to the Fund's consistent focus on fundamental bottom-up stock selection. Our relative outperformance was due to

Report to Shareholders
For the Fiscal Year Ended December 31, 2000


strong gains from the portfolio's U.S., German, Swiss and U.K. holdings -- countries in which the portfolio was heavily invested. Although we did experience some performance pressure from losses in the stocks of Japanese companies, the lack of exposure to poor performing emerging markets and some peripheral European regions helped the portfolio in comparison to the Indices.

Our general overweighting in the stocks of healthcare and U.S. consumer staples companies significantly buoyed performance. Moreover, our relatively large exposure to integrated oil companies paid off well, as rising oil prices helped boost the prices of many of these stocks. Finally, after a shaky start at the beginning of the year, the financial services sector turned out to be one of the Fund's strongest performing areas by the end of the period. We were overweighted in insurance stocks, banks and other financial intermediaries, which posted strong gains as a result of the neutral stance on interest rates exhibited by many dominant global economies.

Perhaps the largest detractors of Fund performance were our telecommunications holdings. While we kept our exposure to a minimum relative to the Indices, the telecommunication companies that we did hold still hampered overall performance. Many of these companies saw their stocks suffer as price competition in a number of markets caused companies to miss earnings estimates and to lower future growth forecasts.

Income Series

The Income Series underperformed its benchmark, the Lehman Global Aggregate Index,(2) during the year. The portfolio's overexposure to euro-denominated investments during the first few months of the year most significantly detracted from performance, since the euro depreciated in value against the U.S. dollar. Performance benefited from two key factors. First, our underweighted position in corporate securities during 2000 -- a year which proved a difficult earnings environment for many companies -- aided performance. Second, the portfolio's overweighted position in U.S. agency securities -- which paid a generous yield advantage over the yield offered by Treasuries -- also benefited performance. The favorable performance of U.S. agency securities helped offset the euro's negative impact on the Series' performance. As the yield spread (the difference in yields) between agencies and Treasuries tightened somewhat during the year, agencies enjoyed some degree of price appreciation, thereby adding to performance of the Series.

Investment Outlook

Looking ahead to 2001, we believe recent patterns should continue to dominate equity pricing trends worldwide. Since less explosive global economies will likely also produce slower earnings growth, investors will have that much more reason to embrace the concepts of risk, earnings fundamentals, value, and other classic investment criteria. In such an environment, stocks priced to unsustainably high growth rates may well become even more vulnerable.

In keeping with our goal for the Equity Series, which is to provide long-term capital appreciation through the ownership of a globally diversified equity portfolio of larger, well-established companies, we believe the value approach to investing should continue to provide superior relative returns. The portfolio will continue to be positioned in the near term for a decelerating global economy. Although we anticipate a slow start to 2001, we do believe that the prospects for a global upturn are favorable in mid-to-late 2001. This improving global economy will be partly predicated on the world's central banks moving toward a stimulus monetary stance and the euro stabilizing. Moving forward, we will selectively add to attractively valued stocks that will benefit from acceleration in corporate earnings as growth becomes more prominent across the globe.

For the Income Series, we expect to remain overweighted in agency securities. Due to a general flight to quality in the global debt markets, we expect liquid, sovereign bonds both in and outside the U.S. to perform well. We expect to continue to stress the high credit quality of the portfolio and to de-emphasize our exposure to interest rate risk relative to our benchmark. In addition, we will continue to seek out value in sectors that we believe are likely to outperform in light of current and anticipated market conditions.

(1) The MSCI World Index is a widely used measure of the performance of stock markets around the world. The index is weighted by market capitalization, is unmanaged and not available for direct investment.

(2) The Lehman Global Aggregate Index is a broad measure of the performance of taxable bonds in the global market, with maturities of at least one year.

*Total  Return  is  the  percent  change  in  Net  Asset  Value,   assuming  the
reinvestment of all distributions.

About Lord Abbett Global Fund


Why Invest Internationally?

Potential for Favorable Long-Term Returns In order to have reaped the rewards provided by the world's markets over the past years, you had to invest in them. While U.S. equity markets may have outperformed international markets over the recent past, there have also been long periods when international markets outpaced those in the U.S. While the 1990s favored U.S. markets, investors who had exposure to the global markets over the 1970s and 1980s had the advantage.

[GRAPHIC OMITTED]

Foreign Stocks    5.9%           17.5%       18.2%              -9.1%
(MSCI EAFE)

U.S. Stocks      10.1%           22.8%        7.3%             -14.0%
(S&P 500)
                  1970s          1980s        1990s          Year 2000


Past performance is no guarantee of future results.

Opportunities Today

Many investors are swayed in making their investment decisions by, for example, what asset class, sector or country posted the best recent returns. Thus, many investors ignore fundamentals when choosing where to invest. U.S. equity investors have benefited from unprecedented economic growth over the last 10 years, and from recent significant gains in productivity. Yet, today the U.S. economy is clearly slowing, and it appears that Europe offers an economic environment with better growth potential. In a similar vein, we believe select foreign equity markets may currently offer better prospects for favorable returns than the U.S.

Portfolio Diversification

Investors including international companies in their portfolios have a larger choice of companies from which to choose than investors who concentrate solely on U.S.-based companies.

Percent of the World's Market Capitalizations


[GRAPHIC OMITTED]

Based in the U.S.          50.6%
Based outside of the U.S.  49.4%


Source: Morgan Stanley Capital International World Index. Data as of 12/31/00, based on market capitalization.

About Lord Abbett Global Fund

Why Invest in Lord Abbett Global Fund?

Opportunity to Participate in Global Growth Portfolio diversification positions the Global Fund -- Equity Series to participate in global opportunities. Nine countries were represented in the Global Fund -- Equity Series at period end (see Schedule of Investments on Page 4). The geographic data based on net assets illustrated does not include cash and short-term investments.


[GRAPHIC OMITTED]


U.S. 49.3%              Sweden 2.9%                                 Japan 9.7%
Canada 1.1%             Netherlands 6.1%                        Australia 1.3%
                        U.K. 9.2%
                        France 11.2%
                        Germany 3.2%


Data as of 12/31/00. The Global Fund -- Equity Series' portfolio is actively managed and its holdings are subject to change.

Opportunity for Diversification, Value and Quality in the Global Fixed Income Markets

The Global Fund -- Income Series' portfolio includes high-quality foreign bonds selected from a wider universe of debt securities than what is available to domestic bond mutual funds, offering a way for investors to diversify assets while attempting to reduce risk. Using global diversification, the Income Series strives to capture value from high-quality U.S. and foreign bonds, employing the rigorous, bottom-up research that is the foundation of Lord Abbett's investment process. Finally, in pursuing its goal of high income with reasonable risk, the Income Series focuses on quality, offering investors the opportunity to maximize total return and help reduce overall portfolio credit risk.


[GRAPHIC OMITTED]

High-Quality
Portfolio Holdings:

AAA                     77.9%
AA                       9.5%
A                        1.9%
BBB-Rated and Below     10.7%

Data as of 12/31/00. The Global Fund -- Income Series' portfolio is actively managed and its holdings are subject to change.

Schedule of Investments
EQUITY SERIES December 31, 2000

                       Investments                  Shares            Value
=============================================================================
Long-Term Investments 94.02%
=============================================================================
Common Stocks 93.99%
=============================================================================
Australia 1.31%        Novogen Ltd.*                600,000        $  954,697
-----------------------------------------------------------------------------
Canada 1.09%           Ballard Power
                       Systems, Inc.*                12,600           795,215
-----------------------------------------------------------------------------
France 11.24%          Axa                           13,000         1,879,977
                       Alcatel                       25,600         1,454,401
                       Sanofi-Synthelabo S.A.        30,000         2,000,177
                       Suez Lyonnaise des Eaux       10,000         1,826,453
                       Total Fina Elf S.A.            5,200           773,477
                       Vivendi Universal S.A.         4,000           263,310
                                                                    =========
                       Total                                        8,197,795
-----------------------------------------------------------------------------
Germany 3.23%          Siemans AG                    18,000         2,353,729
-----------------------------------------------------------------------------
Japan 9.67%            Canon, Inc.                   16,000           559,832
                       Hitachi Ltd.                  68,000           605,528
                       Ito-Yokado Co., Ltd.          12,000           598,321
                       Matsushita Electric
                       Industrial Co., Ltd.          23,000           549,248
                       Mitsubishi Electric Corp.    181,000         1,113,042
                       Nippon Telephone &
                       Telegraph Corp.                   65           467,941
                       Secom Co. Ltd.                12,000           782,016
                       Shiseido Co. Ltd.             25,000           278,823
                       Sony Corp.                    12,000           829,251
                       Taisho Pharmaceuticals
                       Co. Ltd.                      13,000           351,382
                       Tokyo Electric Power          37,000           917,556
                                                                    =========
                       Total                                        7,052,940
-----------------------------------------------------------------------------
Netherlands 6.07%      Aegon N.V.                    21,800           901,965
                       Elsevier N.V.                100,000         1,470,552
                       Koninhlijke Numico N.V.       40,840         2,055,603
-----------------------------------------------------------------------------
                       Total                                        4,428,120
-----------------------------------------------------------------------------
Sweden 2.87%           Ericsson L.M. Series B       184,000         2,095,562
-----------------------------------------------------------------------------
United Kingdom         BAESystems plc                64,318           367,486
9.17%                  Diageo plc                   135,900         1,524,492
                       GlaxoSmithKline plc*          59,979         1,695,530
                       Marconi plc                  150,757         1,621,253
                       NXT plc*                     120,000         1,229,465
                       Pilkington plc               150,000           249,034
                                                                    =========
                       Total                                        6,687,260
-----------------------------------------------------------------------------
United States          Alltel Corp.                  14,500           905,344
49.34%                 American Home
                       Products Corp.                31,600         2,008,180
                       American International
                       Group, Inc.                    9,600           946,200
                       Bank of New York Co., Inc.    16,500           910,594
                       Baxter International, Inc.     8,100           715,331
                       Bellsouth Corp.               18,800           769,625
                       Burlington Northern
                       Santa Fe Corp.                34,800           985,275
                       Cadence Design
                       Systems, Inc.*                34,300        $  943,250
                       Cardinal Health, Inc.         10,900         1,085,912
                       Cisco Systems, Inc.*          23,600           902,700
                       Computer Associates
                       International, Inc.           15,000           292,500
                       Concord EFS, Inc.*            32,400         1,423,575
                       Devon Energy Corp.            13,600           829,192
                       Eli Lilly & Co.               20,000         1,861,250
                       Exelon Corp.                  16,450         1,154,955
                       Exxon Mobil Corp.             13,600         1,182,350
                       First Data Corp.              10,600           558,487
                       Fortune Brands, Inc.          31,300           939,000
                       General Electric Co.          17,000           814,937
                       H.J. Heinz Co.                15,000           711,563
                       ITT Industries, Inc.          19,700           763,375
                       Intel Corp.                   31,100           940,775
                       Kansas City Southern
                       Industries, Inc.              59,600           603,450
                       Mellon Financial Corp.        17,700           870,619
                       Mentor Graphics Corp.*        19,300           529,544
                       Microsoft Corp.*              12,600           548,100
                       Peoplesoft, Inc.*             14,000           520,625
                       PepsiCo, Inc.                 31,300         1,551,306
                       Philip Morris, Inc.           15,000           660,000
                       SBC Communications, Inc.      40,700         1,943,425
                       Schlumberger Ltd.              9,300           743,419
                       Southern Energy, Inc.*         8,800           249,150
                       State Street Corp.            10,800         1,341,467
                       Target Corp.                   8,800           283,800
                       Time Warner, Inc.             14,500           757,480
                       Transocean Sedco
                       Forex, Inc.                   17,400           800,400
                       United Parcel Service, Inc.
                       Class B                       17,800         1,046,863
                       Wells Fargo & Co.             23,500         1,308,656
                       Yellow Corp.*                 28,500           580,243
                                                                   ==========
                       Total                                       35,982,917
-----------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $56,537,185)                          68,548,235
=============================================================================

                                                   Principal
                                                   Amount in
                                              Local Currency
Foreign Bond 0.03%                                     (000)
=============================================================================
United Kingdom         British Aerospace
0.03%                  7.45% due 11/30/2003
                       (Cost $19,874)                 GBP 20           19,991
-----------------------------------------------------------------------------
                       Total Long-Term Investments
                       (Cost $56,557,059)                          68,568,226
=============================================================================

                       See notes to financial statements

EQUITY SERIES December 31, 2000

                                          Principal Amount
                       Investments                    (000)           Value
=============================================================================
Short-Term Investments 6.48%
=============================================================================
                       American Express
                       Credit Corp.
                       6.48% due 1/2/2001            $3,280       $ 3,280,000

                       American General
                       Finance Corp.
                       6.50% due 1/2/2001             1,443         1,443,000
-----------------------------------------------------------------------------
                       Total Short-Term Investments
                       (Cost $4,723,000)                            4,723,000
-----------------------------------------------------------------------------
                       Total Investments 100.50%
                       (Cost $61,280,059)                         $73,291,226
=============================================================================


                               Schedule of Investments
                               INCOME SERIES December 31, 2000


                                                                                                           Principal
                                                                                                           Amount in
                                                                                                             Local
                                                                                  Coupon      Maturity      Currency
                               Investments                                          Rate         Date         (000)           Value
====================================================================================================================================
Long-Term Investments 108.60%
====================================================================================================================================
Foreign Bonds 54.88%
====================================================================================================================================
Australia 0.59%                Australian Government (a)                           7.50%    7/15/2005    AUD    640       $  386,805
------------------------------------------------------------------------------------------------------------------------------------
Belgium 0.71%                  Belgian Kingdom (a)                                 5.75%    9/28/2010    EUR    479          467,162
------------------------------------------------------------------------------------------------------------------------------------
Brazil 0.51%                   Republic of Brazil (b)                             14.50%   10/15/2009    USD    307          339,696
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria 0.40%                 Bulgaria (c)                                        7.75%    7/28/2011    USD    355          267,123
------------------------------------------------------------------------------------------------------------------------------------
Canada 2.63%                   Abitibi-Consolidated, Inc.                          8.55%     8/1/2010    USD    600          604,560
                               Government of Canada (a)                            5.50%     6/1/2010    CAD    535          359,151
                               Government of Canada (a)                            7.50%    12/1/2003    CAD    855          602,973
                               Gulf Canada Resources Ltd.                          8.35%     8/1/2006    USD    168          171,360
                                                                                                                          ==========
                               Total                                                                                       1,738,044
------------------------------------------------------------------------------------------------------------------------------------
France 2.90%                   French Treasury Note (a)                            5.00%    7/12/2005    EUR  2,000        1,912,409
------------------------------------------------------------------------------------------------------------------------------------
Germany 16.43%                 Allgemeine Hypobank AG (a)(d)                       5.50%    7/13/2010    EUR  2,670        2,494,105
                               Bundesobligation (a)                                3.75%    8/26/2003    EUR  2,900        2,680,000
                               Bundesrepublic Deutschland (a)                      6.25%     1/4/2030    EUR  1,350        1,433,252
                               Bundesschatzanweisungen (a)                         5.00%    6/14/2002    EUR  1,700        1,607,277
                               Deutschland Republic (a)                           7.375%     1/3/2005    EUR  1,759        1,820,589
                               Kredit Wiederauf (a)                               5.625%   11/27/2007    EUR    835          808,733
                                                                                                                          ==========
                               Total                                                                                      10,843,956
------------------------------------------------------------------------------------------------------------------------------------
Italy 4.64%                    Buoni Poliennali Del Tes (a)                        3.00%    2/15/2002    EUR    200          184,612
                               Buoni Poliennali Del Tes (a)                        5.25%   12/15/2005    EUR  3,000        2,879,409
                                                                                                                          ==========
                               Total                                                                                       3,064,021
------------------------------------------------------------------------------------------------------------------------------------
Japan 13.37%                   Japan Government (a)                                1.70%    9/20/2010    JPY 52,000          453,272
                               Japan Government (a)                                2.50%   12/21/2020    JPY 40,000          366,104
                               Japan Government (a)                                3.20%    9/20/2006    JPY820,000        8,000,833
                                                                                                                          ==========
                               Total                                                                                       8,820,209
------------------------------------------------------------------------------------------------------------------------------------
Mexico 0.62%                   United Mexican States (a)(d)                        7.50%     3/8/2010    EUR    440          408,958
------------------------------------------------------------------------------------------------------------------------------------
Netherlands 0.35%              Slovak Wireless Finance (a)                        11.25%    3/30/2007    EUR    255          229,879
------------------------------------------------------------------------------------------------------------------------------------
Qatar 0.56%                    State of Qatar (d)                                  9.75%    6/15/2030    USD    365          365,913
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

                                                                               5


                               Schedule of Investments (continued)
                               INCOME SERIES December 31, 2000


                                                                                                           Principal
                                                                                                           Amount in
                                                                                                             Local
                                                                                  Coupon      Maturity      Currency
                               Investments                                          Rate         Date         (000)           Value
====================================================================================================================================
Spain 3.75%                    Spanish Government (a)                              6.00%    1/31/2008    EUR  2,500      $ 2,472,967
------------------------------------------------------------------------------------------------------------------------------------
Sweden 1.14%                   Swedish Government (a)                             10.25%     5/5/2003    SEK  6,300          751,495
------------------------------------------------------------------------------------------------------------------------------------
Turkey 1.41%                   Republic of Turkey (b)                            12.375%    6/15/2009    USD  1,000          932,500
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom 4.87%           Inter-American Development Bank (a)                 5.75%    10/7/2008    GBP    671        1,002,428
                               United Kingdom Treasury (a)(b)                      6.00%    12/7/2028    GBP    300          568,650
                               United Kingdom Treasury (a)(b)                      8.50%    12/7/2005    GBP    425          726,828
                               United Kingdom Treasury (a)                        10.00%     9/8/2003    GBP    550          918,838
                                                                                                                          ==========
                               Total                                                                                       3,216,744
                               Total Foreign Bonds (Cost $36,178,713)                                                     36,217,881
====================================================================================================================================
United States Bonds 53.72%
====================================================================================================================================
                               Ackerley Group, Inc.                                9.00%    1/15/2009    USD     50           44,000
                               Allied Waste North America, Inc.                   7.875%     1/1/2009    USD    165          153,862
                               AmeriCredit Auto Receivables                        6.24%     9/5/2003    USD    136          136,062
                               Arcadia Auto Receivables Trust                      6.30%    7/15/2003    USD    650          650,872
                               Burlington Northern & Santa Fe Railway Co.         7.125%   12/15/2010    USD    495          505,663
                               CSC Holdings, Inc.                                 8.125%    8/15/2009    USD    410          418,436
                               Calpine Corp.                                      7.875%     4/1/2008    USD    165          155,689
                               Case Equipment Loan Trust                           5.83%    2/15/2005    USD    148          147,899
                               Century Communications Corp.                       8.375%   12/15/2007    USD    165          139,013
                               Citigroup, Inc.                                     7.25%    10/1/2010    USD    322          332,357
                               Clear Channel Communications, Inc.                  7.65%    9/15/2010    USD    347          355,167
                               Commercial Mortgage Asset Trust                    7.546%    1/17/2010    USD    750          800,231
                               Credit Suisse First Boston, Inc.                    6.30%   11/15/2008    USD  1,415        1,407,114
                               Credit Suisse First Boston, Inc.                    6.52%    7/17/2007    USD    420          425,426
                               DLJ Community Mortgage Corp.                        6.41%    2/15/2008    USD    660          664,081
                               Exodus Communications, Inc.                       11.375%    7/15/2008    USD    255          220,826
                               Federal Home Loan Mortgage Corp. PO           Zero Coupon    5/15/2029    USD    229          161,981
                               Federal Home Loan Mortgage Corp.                    5.00%    1/15/2004    USD  2,815        2,763,964
                               Federal Home Loan Mortgage Corp. (TBA)              6.00%     1/1/2031    USD  1,170        1,133,438
                               Federal Home Loan Mortgage Corp. (TBA)              6.50%     1/1/2031    USD  2,350        2,319,168
                               Federal Home Loan Mortgage Corp. (TBA)              7.50%     1/1/2031    USD    530          538,114
                               Federal Home Loan Mortgage Corp. (TBA)              8.00%     1/1/2031    USD    705          722,844
                               Federal National Mortgage Association               6.00%    3/25/2006    USD    394          391,847
                               Federal National Mortgage Association               6.50%   11/18/2010    USD    580          579,375
                               Federal National Mortgage Association              6.625%    9/15/2009    USD  3,540        3,688,786
                               Federal National Mortgage Association              6.625%   11/15/2030    USD    993        1,047,613
                               Federal National Mortgage Association               6.75%     3/1/2005    USD     95           95,125
                               Federal National Mortgage Association (TBA)         7.00%     1/1/2016    USD  2,520        2,546,788
                               Ford Credit Auto Owner Trust                        5.80%    6/15/2002    USD    950          949,549
                               Ford Motor Credit Co.                              7.875%    6/15/2010    USD    320          330,307
                               Government National Mortgage Association (TBA)      7.00%     1/1/2031    USD  1,845        1,853,081
                               Green Tree Financial Corp.                          6.91%    6/15/2028    USD    466          468,485
                               HS Resources, Inc.                                 9.875%    12/1/2003    USD     40           40,600
                               Harley-Davidson Eaglemark Motorcycle Trust          5.94%    2/15/2004    USD  1,052        1,052,181
                               Healthsouth Corp. (b)(d)                           10.75%    10/1/2008    USD     75           78,879
                               Heritage Media Corp.                                8.75%    2/15/2006    USD    130          126,750
                               Huntsman ICI Checmicals LLC (a)(b)                10.125%     7/1/2009    EUR    350          333,715
                               Hyundai Auto Receivables Trust                      6.05%    7/15/2004    USD    569          569,590
                               Iron Mountain, Inc.                               10.125%    10/1/2006    USD    165          171,600
                               J.C. Penney Co., Inc. (b)                            7.6%     4/1/2007    USD    492          296,668
                               KFW International Finance (a)                       6.00%    12/7/2028    GBP    162          270,312
                               Kansas City Power & Light Co.                      7.125%   12/15/2005    USD    500          505,201

                       See notes to financial statements

6


                               Schedule of Investments (continued)
                               INCOME SERIES December 31, 2000


                                                                                                           Principal
                                                                                                           Amount in
                                                                                                             Local
                                                                                  Coupon      Maturity      Currency
                               Investments                                          Rate         Date         (000)           Value
====================================================================================================================================
                               LB Commercial Conduit Mortgage Trust                6.21%   10/15/2008    USD    200       $  197,893
                               Newcourt Equipment Trust Securities                 5.24%   12/20/2002    USD    143          142,389
                               Premier Auto Trust                                  5.82%    12/6/2002    USD  1,605        1,603,997
                               Sears Credit Account Master Trust                   6.20%    2/16/2006    USD    312          312,952
                               Sears Credit Account Master Trust                   6.45%   10/16/2006    USD  1,100        1,105,011
                               Sinclair Broadcasting Group, Inc. (b)              10.00%    9/30/2005    USD    165          160,875
                               Toyota Auto Lease Trust                             6.45%    4/26/2004    USD    300          300,250
                               U.S. Treasury Bond                            Zero Coupon    8/15/2020    USD  2,016          669,272
                               Viacom, Inc.                                        7.70%    7/30/2010    USD    500          526,209
                               Western Financial Owner Trust                       5.95%    7/20/2001    USD     317         317,453
                               WMX Technologies, Inc.                              7.10%     8/1/2026    USD     528         521,234
                                                                                                                          ==========
                               Total United States Bonds (Cost $34,723,731)                                               35,450,194
                               Total Long-Term Investments (Cost $70,902,444)                                             71,668,075
====================================================================================================================================
Short-Term Investment 4.38%
------------------------------------------------------------------------------------------------------------------------------------
                               American Express Credit Corp.
                               6.48% due 1/2/2001 (Cost $2,885,000)                                       USD  2,885       2,885,000
------------------------------------------------------------------------------------------------------------------------------------
                               Total Investments 112.98% (Cost $73,787,444)                                              $74,553,075
====================================================================================================================================

           *    Non-income producing security.
          (a) Investments in non-U.S. dollar-denominated securities (47.64%). The remaining securities (52.36%) are invested in U.S. dollar-denominated securities.
          (b)   Security  (or a portion  of  security) on loan.  See Note 5.
          (c) Variable rate security. The stated rate represents the rate at December 31, 2000.
          (d)   Restricted security under Rule 144A.
          PO  - Principal Only
          TBA - To be announced
          AUD - Australian Dollar
          CAD - Canadian Dollar
          EUR - Euro
          GBP - British Pound
          JPY - Japanese Yen
          SEK - Swedish Krona
          USD - U.S.Dollar

                       See notes to financial statements

Statements of Assets and Liabilities
 December 31, 2000


 Assets:                                                                           Equity Series  Income Series
   Investments in securities, at cost                                                 $61,280,059  $ 73,787,444
---------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                                $73,291,226  $ 74,553,075
   Cash                                                                                   103,101       105,870
   Market value of collateral for securities loaned                                             -     3,533,874
   Receivables:
     Interest and dividends                                                               102,086     1,169,835
     Investment securities sold                                                                 -     1,533,218
     Capital shares sold                                                                  121,773        39,888
     Variation margin                                                                           -         4,609
     Other assets                                                                           5,384             -
---------------------------------------------------------------------------------------------------------------
   Total assets                                                                        73,623,570    80,940,369
---------------------------------------------------------------------------------------------------------------

 Liabilities:
   Securities lending collateral                                                                -     3,533,874
   Payables:
     Investment securities purchased                                                       88,392    10,663,980
     Capital shares reacquired                                                            386,513       111,681
     Management fees                                                                       46,468        27,511
     12b-1 Distribution fees                                                               72,880       101,663
     Directors' fees                                                                       28,476        54,436
     Dividends                                                                              3,127       327,266
   Accrued expenses                                                                        67,792       130,366
----------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                      693,648    14,950,777
----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                           $72,929,922   $ 65,989,592
================================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                       60,944,382     96,695,481

 Distributions in excess of net investment income                                         (25,627)    (4,190,064)

 Accumulated net realized loss on investments, futures
 contracts and foreign currency related transactions                                            -    (27,274,133)

 Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities
 denominated in foreign currencies                                                     12,011,167        758,308
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $72,929,922   $ 65,989,592
================================================================================================================

 Net assets by class:
 Class A Shares                                                                       $64,288,237   $ 62,591,601
 Class B Shares                                                                       $ 5,614,392    $ 1,316,790
 Class C Shares                                                                       $ 3,027,293    $ 1,851,832
 Class P Shares                                                                                 -    $   229,369

 Outstanding shares by class:
 Class A Shares                                                                         4,951,832      9,411,564
 Class B Shares                                                                           443,662        197,508
 Class C Shares                                                                           238,605        277,856
 Class P Shares                                                                                 -         34,631

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):
 Class A Shares-Net asset value                                                            $12.98          $6.65
 Class A Shares-Maximum offering price
(Net asset value plus sales charge 5.75% and 4.75%, respectively)                          $13.77          $6.98
 Class B Shares-Net asset value                                                            $12.65          $6.67
 Class C Shares-Net asset value                                                            $12.69          $6.66
 Class P Shares-Net asset value                                                                 -          $6.62
================================================================================================================


                       See notes to financial statements

Statements of Operations
 For the Year Ended December 31, 2000


                                                                                                     Equity Series   Income Series
 Investment Income:
 Dividends                                                                                             $   739,509        $       -
 Interest                                                                                                  401,728        3,520,856+
 Foreign withholding tax                                                                                   (37,942)          (2,876)
------------------------------------------------------------------------------------------------------------------------------------
 Total investment income                                                                                 1,103,295        3,517,980
------------------------------------------------------------------------------------------------------------------------------------
 Expenses:
 Management fees                                                                                           575,704          377,157
 12b-1 distribution plan-Class A                                                                           261,479          281,419
 12b-1 distribution plan-Class B                                                                            52,114           13,778
 12b-1 distribution plan-Class C                                                                            29,158           22,345
 12b-1 distribution plan-Class P                                                                                 -            1,083
 Shareholder servicing                                                                                     338,042          154,738
 Reports to shareholders                                                                                    54,438           22,300
 Registration                                                                                               41,099           48,780
 Professional                                                                                               38,126           41,493
 Custody                                                                                                    23,212           37,938
 Directors' fees                                                                                             3,323            3,123
 Other                                                                                                       6,985            6,208
------------------------------------------------------------------------------------------------------------------------------------
 Gross expenses                                                                                          1,423,680        1,010,362
   Expense reductions                                                                                      (13,496)         (42,502)
------------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                                            1,410,184          967,860
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                             (306,889)       2,550,120
------------------------------------------------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss)
 Net realized gain (loss) from investment transactions, futures contracts
   and foreign currency related transactions                                                             6,835,312      (13,548,629)
 Net change in unrealized appreciation/depreciation on investments, futures contracts
   and translation of assets and liabilities denominated in foreign currencies                          (3,210,191)      10,261,370+
====================================================================================================================================
 Net realized and unrealized gain (loss)                                                                 3,625,121       (3,287,259)
====================================================================================================================================
 Net Increase (Decrease) in Net Assets Resulting From Operations                                       $ 3,318,232      $  (737,139)
====================================================================================================================================

 +Includes amortization of premium. (See Note 2.)

                       See notes to financial statements

Statements of Changes in Net Assets
 Year Ended December 31, 2000


 DECREASE IN NET ASSETS                                                                             Equity Series    Income Series
 Operations:

 Net investment income (loss)                                                                          $  (306,889)    $  2,550,120

 Net realized gain (loss) from investment transactions, futures contracts
   and foreign currency related transactions                                                             6,835,312      (13,548,629)

 Net change in unrealized appreciation/depreciation on investments, futures contracts
   and translation of assets and liabilities denominated in foreign currencies                          (3,210,191)      10,261,370
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                                         3,318,232         (737,139)
====================================================================================================================================

====================================================================================================================================
 Distributions to shareholders from:
 Paid-in-Capital
   Class A                                                                                                       -       (5,254,210)
   Class B                                                                                                       -          (91,261)
   Class C                                                                                                       -         (143,084)
   Class P                                                                                                       -          (17,478)

 Net realized gain
   Class A                                                                                              (6,371,359)               -
   Class B                                                                                                (571,030)               -
   Class C                                                                                                (310,822)               -
   Class P                                                                                                       -                -
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                                    (7,253,211)      (5,506,033)
====================================================================================================================================

====================================================================================================================================
 Capital share transactions:
 Net proceeds from sales of shares                                                                      24,454,228        4,471,201
 Reinvestment of distributions                                                                           7,048,782        4,029,141
 Cost of shares reacquired                                                                             (27,604,274)     (26,696,390)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions                         3,898,736      (18,196,048)
====================================================================================================================================
 Net decrease in net assets                                                                                (36,243)     (24,439,220)
====================================================================================================================================
 NET ASSETS:
 Beginning of year                                                                                      72,966,165       90,428,812
------------------------------------------------------------------------------------------------------------------------------------
 End of year                                                                                          $ 72,929,922     $ 65,989,592
====================================================================================================================================
 Distributions in excess of net investment income                                                       $  (25,627)    $ (4,190,064)
====================================================================================================================================

                       See notes to financial statements

Statements of Changes in Net Assets
 Year Ended December 31, 1999


 DECREASE IN NET ASSETS                                                                             Equity Series    Income Series
 Operations:
 Net investment income (loss)                                                                          $  (576,755)    $  6,478,431
 Net realized gain (loss) from investment transactions                                                     467,982       (2,764,221)
 Net change in unrealized appreciation/depreciation on investments                                       7,718,240      (14,856,202)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                                         7,609,467      (11,141,992)
====================================================================================================================================
 Distributions to shareholders from:
 Net investment income
   Class A                                                                                                       -       (5,200,250)
   Class B                                                                                                       -          (74,071)
   Class C                                                                                                       -         (151,138)
   Class P                                                                                                       -           (7,060)

 Paid-in-Capital
   Class A                                                                                                       -       (1,337,126)
   Class B                                                                                                       -          (19,046)
   Class C                                                                                                       -          (38,861)
   Class P                                                                                                       -           (1,816)
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                                             -       (6,829,368)
====================================================================================================================================

 Capital share transactions:
 Net proceeds from sales of shares                                                                      24,020,080        7,708,650
 Reinvestment of distributions                                                                                   -        4,584,488
 Cost of shares reacquired                                                                             (38,756,096)     (29,055,276)
------------------------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from capital share transactions                                  (14,736,016)     (16,762,138)
====================================================================================================================================
 Net decrease in net assets                                                                             (7,126,549)     (34,733,498)
====================================================================================================================================
 NET ASSETS:
 Beginning of year                                                                                      80,092,714      125,162,310
------------------------------------------------------------------------------------------------------------------------------------
 End of year                                                                                          $ 72,966,165     $ 90,428,812
====================================================================================================================================
 Undistributed (distributions in excess of) net investment income                                      $  (697,860)     $   761,514
====================================================================================================================================

                       See notes to financial statements

Financial Highlights
Equity Series


                                                                                               Year Ended 12/31,
                                                                     ---------------------------------------------------------------
                                                                         2000          1999          1998          1997       1996
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of year                                     $13.82        $12.29        $12.08        $12.55    $11.96
                                                                      ------------  ------------  ------------  ---------  ---------
 Investment operations
   Net investment income (loss)                                           (.05)(a)     (.09)(a)       .01(a)     .07(a)        .07
   Net realized and unrealized gain                                        .65         1.62          1.08        .90           .93
                                                                      ==========--  ------------  ------------  ---------  ---------
     Total from investment operations                                      .60         1.53          1.09        .97          1.00
                                                                      ------------  ------------  ------------  ---------  ---------

 Distributions to shareholders from:
   Net investment income                                                    -            -           (.03)      (.06)         (.07)
   Net realized gains                                                    (1.44)          -           (.85)      (1.38)        (.34)
                                                                      ------------  ------------  ------------  ---------  ---------
     Total distributions                                                 (1.44)          -           (.88)      (1.44)        (.41)
                                                                      ------------  ------------  ------------  ---------  ---------
 Net asset value, end of year                                           $12.98       $13.82        $12.29       $12.08       $12.55
                                                                      ============  ============  ============  =========  =========

 Total Return(b)                                                          4.78%       12.37%         9.07%       7.99%         8.37%

 Ratios to Average Net Assets
   Expenses, including expense reductions                                 1.78%        1.94%         1.66%       1.51%         1.52%
   Expenses, excluding expense reductions                                 1.79%        1.94%         1.66%       1.51%         1.52%
   Net investment income (loss)                                           (.34)%       (.77)%         .06%        .57%          .54%



                                                                                       Year Ended 12/31,              8/1/1996(c)
                                                                  ------------------------------------------------       to
                                                                     2000          1999          1998         1997    12/31/1996
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period                               $13.60        $12.18        $12.03       $12.53      $12.30
                                                                  ===========  =============  ============  =========  =============
 Investment operations
   Net investment loss                                               (.14)(a)      (.17)(a)      (.09)(a)     (.02)(a)     (.01)
   Net realized and unrealized gain                                   .63          1.59          1.09          .89          .58
                                                                  -----------  -------------  ------------  ---------  -------------
     Total from investment operations                                 .49          1.42          1.00          .87          .57
                                                                  -----------  -------------  ------------  ---------  -------------

 Distributions to shareholders from:
   Net realized gains                                               (1.44)           -            (.85)      (1.37)         (.34)
                                                                  -----------  -------------  ------------  ---------  -------------
 Net asset value, end of period                                    $12.65        $13.60         $12.18       $12.03       $12.53
                                                                  ===========  =============  ============  =========  =============

 Total Return(b)                                                     4.12%        11.49%          8.37%       7.19%         4.56%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                            2.40%         2.57%          2.37%       2.23%         .83%(d)
   Expenses, excluding expense reductions                            2.41%         2.57%          2.37%       2.23%         .83%(d)
   Net investment loss                                               (.92)%       (1.42)%         (.70)%      (.16)%       (.16)%(d)


                       See notes to financial statements

Equity Series

                                                                           Year Ended 12/31,                           7/15/1996(c)
                                                                -------------------------------------------------           to
                                                                  2000          1999          1998           1997       12/31/1996
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period                             $13.63        $12.20        $12.05        $12.54        $12.31
                                                              ==============  ==========   ============  =============  ============
Investment operations
         Net investment loss                                       (.14)(a)      (.17)(a)      (.09)(a)      (.01)(a)        -(e)
         Net realized and unrealized gain                           .64          1.60          1.09           .90           .57
                                                              --------------  ----------   ------------  -------------  ------------
                  Total from investment operations                  .50          1.43          1.00           .89           .57
                                                              --------------  ----------   ------------  -------------  ------------
Distributions to shareholders from:
         Net investment income                                       -             -             -           (.01)           -
         Net realized gains                                       (1.44)           -           (.85)        (1.37)         (.34)
                                                              --------------  ----------   ------------  -------------  ------------
                  Total distributions                             (1.44)           -           (.85)        (1.38)         (.34)
                                                              --------------  ----------   ------------  -------------  ------------
Net asset value, end of period                                   $12.69        $13.63        $12.20        $12.05        $12.54
                                                              ==============  ==========   ============  =============  ============
Total Return(b)                                                    4.19%        11.56%         8.35%         7.34%         4.64%(d)
Ratios to Average Net Assets
         Expenses, including expense reductions                    2.40%         2.57%         2.37%         2.14%          .83%(d)
         Expenses, excluding expense reductions                    2.41%         2.57%         2.37%         2.14%          .83%(d)
         Net investment loss                                       (.94)%       (1.44)%        (.69)%        (.06)%        (.11%)(d)


                                                                            Year Ended 12/31,
                                                    --------------------------------------------------------------
Supplemental Data for All Classes:                   2000       1999        1998          1997             1996
------------------------------------------------------------------------------------------------------------------
         Net assets, end of year (000)               $72,930   $72,966     $80,093       $80,820          $92,164
         Portfolio turnover rate                       41.21%    78.74%      89.48%        99.05%           81.97%
==================================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of shares.
(d)  Not annualized.
(e) Amount represents less than $.01.



                       See notes to financial statements

Income Series



                                                                                  Year Ended 12/31,                    7/15/1996(c)
                                                             ---------------  -------------  ------------  ----------      to
                                                                 2000             1999           1998          1997     12/31/1996
                                                             ---------------  -------------  ------------  -----------  ----------
 Per Share Operating Performance (Class C Shares)
 Net asset value, beginning of period                            $7.17            $8.44          $8.09         $8.34       $8.14
                                                             ===============  =============  ============  ===========  ==========
 Investment operations
   Net investment income                                           .19(a)(e)        .43(a)         .50(a)        .45(a)      .21
   Net realized and unrealized gain (loss)                        (.26)(e)        (1.26)           .29          (.18)        .37
                                                             ---------------  -------------  ------------  ------------  ---------
     Total from investment operations                             (.07)            (.83)           .79           .27         .58
                                                             ---------------  -------------  ------------  ------------  ---------

 Distributions to shareholders from:
   Net investment income                                             -             (.35)          (.44)         (.46)       (.26)
   Net realized gains                                                -                -              -             -        (.12)
   Paid-in-capital                                                (.44)            (.09)             -          (.06)          -
                                                             ---------------  -------------  ------------  -----------   ---------
   Total distributions                                            (.44)            (.44)          (.44)         (.52)       (.38)
                                                             ---------------  -------------  ------------  ------------  ---------
 Net asset value, end of period                                  $6.66            $7.17          $8.44         $8.09       $8.34
                                                             ===============  =============  ============  ===========   =========

 Total Return(b)                                                  (.73)%          (9.98)%        10.03%         3.48%       7.43%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                         1.90%            1.88%          1.85%         1.77%        .87%(d)
   Expenses, excluding expense reductions                         1.96%            1.88%          1.85%         1.77%        .87%(d)
   Net investment income                                          2.77%(e)         5.42%          6.08%         5.62%       2.69%(d)


                                                        Year       3/4/1999(c)
                                                        Ended          to
                                                     12/31/2000    12/31/1999

 Per Share Operating Performance (Class P Shares)
 Net asset value, beginning of period                   $7.16          $7.91
                                                      ========        =======
 Investment operations
   Net investment income                                  .22(a)(e)     .42(a)
   Net realized and unrealized loss                      (.28)(e)      (.85)
                                                      --------       -------
   Total from investment operations                      (.06)         (.43)
                                                      --------       -------

 Distributions to shareholders from:
   Net investment income                                    -          (.25)
   Paid-in-capital                                       (.48)         (.07)
                                                      --------       -------
     Total distributions                                 (.48)         (.32)
                                                      --------       -------
 Net asset value, end of period                         $6.62         $7.16
                                                      ========       =======

 Total Return(b)                                         (.57)%       (5.51)%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                1.31%         1.25%(d)
   Expenses, excluding expense reductions                1.37%         1.25%(d)
   Net investment income                                 3.34%(e)      5.66%(d)


                                                               Year Ended 12/31,
-------------------------------------------------------------------------------------------------------
 Supplemental Data for All Classes:    2000          1999          1998          1997          1996
=======================================================================================================
   Net assets, end of year (000)      $65,990       $90,429      $125,162      $148,785      $202,494
   Portfolio turnover rate             406.50%       314.07%       359.13%       616.63%       621.79%
=======================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of shares.
(d)  Not annualized.
(e) Includes impact of amortization of premium. (See Note 2.) The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                        Class A   Class B   Class C   Class P
------------------------------------------------------------------------------------------------
Net investment income per share                          $(.09)    $(.09)    $(.09)   $(.09)
Net realized and unrealized gain (loss) per share          .09       .09       .09      .09
Net investment income to average net assets              (1.32)%   (1.32)%   (1.32)%  (1.32)%


                       See notes to financial statements

Notes to Financial Statements

1. Organization

Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios ("Series"): Lord Abbett Global Fund-Equity Series ("Equity Series") and Lord Abbett Global Fund-Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940 (the "Act"). Income Series is non-diversified. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.



2. Significant Accounting Policies

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and ask prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgement of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and accretion are recorded on the accrual basis and amortization/accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Expenses-Expenses incurred by the Company that do not specifically relate to an individual Series are allocated to the Series on a pro rata basis. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(e) Foreign Transactions-Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(f) Forward Foreign Currency Exchange Contracts-The Series' may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities denominated on foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments, futures contracts and foreign currency related transactions.

(g) Futures Contracts-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(h) Change in Accounting Principle-Effective January 1, 2000, the Company elected to adopt the provisions of the AICPA Audit and Account ing Guide,
     Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. For the fiscal year ended December 31, 2000, Income Series amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets of Income Series, but resulted in a decrease to net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to this fiscal year, Income Series did not amortize premiums on debt securities. Based on securities held as of January 1, 2000, the cumulative effect of this accounting change had no impact on the net assets of Income Series, but resulted in a decrease to accumulated undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amounts recorded as a result of the change in accounting principle are as follows:


                 Year Ended 12/31/2000        Cumulative through 1/1/2000
--------------------------------------------------------------------------------

   Income Series              $996,325                         $3,524,587

          The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                      Management Fee
-------------------------------------
Equity Series                   .75%
Income Series                   .50%

Lord Abbett had entered into a sub-advisory agreement with Fuji Investment Management Co., (Europe) Ltd (the "sub-advisor"). Lord Abbett was a minority owner of the sub-advisor from September 1998 to December 18, 2000, at which time its 25% ownership stake was divested. The Sub-advisor furnished investment advisory services in connection with the management of the Equity Series. Lord Abbett paid for the cost of the sub-advisors' services.

12b-1 Plans

Each of the Series has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                 Class A(1)      Class B        Class C      Class P
--------------------------------------------------------------------------------
Service                      .25%         .25%   up to .25%(2)         .20%
Distribution                 .10%         .75%   up to .75%(2)         .25%
Quarterly service fee          -            -    up to .25%(3)           -
Quarterly distribution fee     -            -    up to .75%(3)           -

(1) In addition, each Series pays a one-time distribution fee of up to 1% on certain qualifying purchases.

(2)  Paid at the time such shares are sold.

(3) Paid at each quarter-end after the first anniversary of the sale of such shares.


Certain of the Company's officers and directors have an interest in Lord Abbett.


Commissions

Distributor received the following commissions on sales of shares of the Company after concessions were paid to authorized dealers:

                                            Year Ended December 31, 2000
--------------------------------------------------------------------------------
                                         Distributor              Dealer
                                         Commissions         Concessions
--------------------------------------------------------------------------------
Equity Series                                $30,071            $168,905
IncomeSeries                                   2,356              12,160



4. DISTRIBUTIONS

Dividends from net investment income are declared and paid semi-annually for Equity Series, and declared daily and paid monthly for Income Series. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains.
At December 31, 2000, the capital loss carryforwards along with the related expiration dates are as follows:

                           2002       2003        2004        2005       2007        2008        Total
------------------------------------------------------------------------------------------------------
Income Series       $17,996,255   $261,741   $4,193,690   $680,831  $1,473,226  $2,677,712  $27,283,455

5. PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by Lord Abbett. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of December 31, 2000, the value of securities loaned for Income Series was $3,431,279. These loans were collateralized by cash of $3,533,874 which is invested in a restricted money market account. Income from securities lending of $11,090 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Purchases and sales of investment securities (other than short-term investments) are as follows:

                                            Year Ended December 31, 2000
--------------------------------------------------------------------------------
                             Purchases                             Sales
--------------------------------------------------------------------------------
Equity Series              $29,365,501                       $34,642,431
Income Series              324,393,874                       351,599,834

As of December 31, 2000, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes are as follows:

                                                                     Net
                                      Gross          Gross     Unrealized
                                  Unrealized    Unrealized   Appreciation
                     Tax Cost   Appreciation  Depreciation  (Depreciation)
--------------------------------------------------------------------------------
Equity Series     $61,280,059    $14,302,154   $(2,290,987)  $12,011,167
Income Series      77,932,769      1,834,961    (5,214,655)  (3,379,694)

The cost of investments for federal income tax purposes for the Income Series differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as amortization of premiums.

Income Series had the following futures obligation at December 31, 2000:

                                                                                    Unrealized
Type                             Expiration   Contracts   Position   Market Value Depreciation
------------------------------------------------------------------------------------------------------------
U.S. Government 10 Year Note      March 2001      5         Short      $524,297     (9,322)
------------------------------------------------------------------------------------------------------------




6. CERTAIN RECLASSIFICATIONS
Net investment income distributions and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended December 31, 2000, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                        Undistributed         Accumulated
                    (distributions in         Net Realized
                        excess of) net           Gain/Loss       Paid-In Capital
                     investment income  Increase (Decrease)            Decrease
--------------------------------------------------------------------------------
Equity Series               $  979,122          $ (50,083)          $ (929,039)
Income Series                1,528,922         12,937,803           (14,466,725)


7. DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each Series. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company or other Series within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon is included in Directors' fees on the Statement of Operations and are not deductible for Federal income tax purposes until such amounts are paid.


8. EXPENSE REDUCTIONS
The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

9. LINE OF CREDIT
Equity Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.09% during the year. There were no loans outstanding pursuant to this Facility at December 31, 2000, nor was the Facility utilized at any time during the year.


10. SUMMARY OF CAPITAL TRANSACTIONS
Equity Series has authorized 500 million shares of $.001 par value capital stock designated as follows: 445 million Class A shares, 15 million Class B shares, 20 million Class C shares and 20 million Class P shares. As of December 31, 2000, no Class P shares have been issued. Income Series has authorized 500 million shares of $.001 par value capital stock designated as follows: 430 million Class A shares, 30 million Class B shares, 20 million Class C shares and 20 million Class P shares.


EQUITY SERIES                                  Year Ended December 31, 2000      Year Ended December 31, 1999
----------------------------------------------------------------------------   -------------------------------
Class A                                           Shares            Amount            Shares            Amount
----------------------------------------------------------------------------   -------------------------------
Shares sold                                    1,321,016      $ 19,679,675         1,801,517      $ 21,729,178
Reinvestment of distributions                    493,819         6,192,481                 -                 -
Shares reacquired                             (1,708,213)      (25,400,170)       (3,100,103)      (37,234,627)
----------------------------------------------------------------------------   -------------------------------
Increase (decrease)                              106,622      $    471,986        (1,298,586)     $(15,505,449)
----------------------------------------------------------------------------   -------------------------------

Class B
----------------------------------------------------------------------------   -------------------------------
Shares sold                                      209,548      $  3,112,498           124,254      $  1,464,263
Reinvestment of distributions                     44,948           549,266                 -                 -
Shares reacquired                                (81,941)       (1,204,897)          (81,536)         (974,379)
----------------------------------------------------------------------------   -------------------------------
Increase                                         172,555      $  2,456,867            42,718       $   489,884
----------------------------------------------------------------------------   -------------------------------

Class C
----------------------------------------------------------------------------   -------------------------------
Shares sold                                      112,714      $  1,662,055            69,286       $   826,639
Reinvestment of distributions                     25,044           307,035                 -                 -
Shares reacquired                                (68,351)         (999,207)          (46,673)         (547,090)
----------------------------------------------------------------------------   -------------------------------
Increase                                          69,407       $   969,883            22,613       $   279,549
----------------------------------------------------------------------------   -------------------------------


INCOME SERIES
----------------------------------------------------------------------------   -------------------------------

Class A
----------------------------------------------------------------------------   -------------------------------
Shares sold                                      523,087      $  3,548,981           778,930      $  6,071,925
Reinvestment of distributions                    572,980         3,845,517           571,917         4,382,911
Shares reacquired                             (3,700,413)      (24,879,353)       (3,484,906      (26 ,770,804)
----------------------------------------------------------------------------   -------------------------------
Decrease                                      (2,604,346)     $(17,484,855)       (2,134,059)     $(16,315,968)
----------------------------------------------------------------------------   -------------------------------

Class B
----------------------------------------------------------------------------   -------------------------------
Shares sold                                       47,217       $   314,075           105,078       $   825,054
Reinvestment of distributions                     11,603            77,833             9,258            70,800
Shares reacquired                                (71,719)         (476,290)          (84,358)         (640,937)
----------------------------------------------------------------------------   -------------------------------
Increase (decrease)                              (12,899)    $     (84,382)           29,978       $   254,917
----------------------------------------------------------------------------   -------------------------------

Class C
----------------------------------------------------------------------------   -------------------------------
Shares sold                                       42,088       $   278,395            66,462       $   508,532
Reinvestment of distributions                     15,306           102,883            16,704           128,510
Shares reacquired                               (155,612)       (1,046,620)         (203,629)       (1,568,295)
----------------------------------------------------------------------------   -------------------------------
Decrease                                         (98,218)      $  (665,342)         (120,463)      $  (931,253)
----------------------------------------------------------------------------   -------------------------------

Class P                                                                         Period Ended December 31, 1999*
----------------------------------------------------------------------------   -------------------------------
Shares sold                                       48,627       $   329,750            39,096       $   303,139
Reinvestment of distributions                        422             2,908               297             2,267
Shares reacquired                                (43,782)         (294,127)          (10,029)          (75,240)
----------------------------------------------------------------------------   -------------------------------
Increase                                           5,267        $   38,531            29,364       $   230,166
----------------------------------------------------------------------------   -------------------------------

*For the period March 4, 1999 to December 31, 1999.
--------------------------------------------------------------------------------
The Company (unaudited)
The net investment income distributions paid by the Fund did not qualify for the dividends received deductions for corporations. Equity Series paid a long-term capital gain distribution of $1.4395 per share to shareholders of record on December 20, 2000.
--------------------------------------------------------------------------------
                                                                              19

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Global Fund, Inc.- Equity Series and Income Series (collectively, the "Company") as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opin-ion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Global Fund, Inc.- Equity Series and Income Series as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in con-formity with accounting principles generally accepted in the United States of America.

/s/ Delloite & Touche LLP
New York, New York
February 16, 2001

  Our Management

  Board of Directors
  Robert S. Dow
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*+
  E. Thayer Bigelow*
  Stewart S. Dixon*+
  C. Alan MacDonald*
  Franklin W. Hobbs*
  Thomas J. Neff*
* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  90 Hudson Street
  Jersey City, NJ 07302-3973
  800-201-6984

  Sub-Adviser
  Fuji-Investment Management Co. (Europe) Ltd.
  7-11 Finsbury Circus
  London EC2M7HJ England

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Wilmer, Cutler & Pickering
  Washington, DC

About Your Fund's
         Board of
         Directors


The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important com po nents in overseeing a mutual fund. The Board of Directors watches over your Fund's general oper ations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regard ing your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Global Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.



[PHOTO]
E. Thayer Bigelow, Jr.
Director-- Lord Abbett
Global Fund

Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently Senior Advisor at Time Warner Inc. Prior to that, he was acting CEO of Courtroom Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors of Crane Co. He has been an independent director for all of Lord Abbett's Family of Funds since 1994. Copyright (C) 2001 by Lord Abbett Global Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973



This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which in-cludes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

                                Investing in the
                           Lord Abbett
                                   Family of Funds

GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                     Income Funds             Tax-Free          Money
                          Income Funds                                          Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------
Alpha Series              Affiliated Fund              Bond-Debenture Fund      o California      U.S. Government
                                                                                o Connecticut     Securities Money
All Value Fund(1)          Balanced Series              High Yield Fund          o Florida         Market Fund(2)(3)
                                                                                 o Georgia
Global Fund -              Growth & Income Series       Global Fund--            o Hawaii
Equity Series                                           Income Series            o Michigan
                           Research Fund--                                       o Minnesota
Growth                     Large-Cap Series             U.S. Government          o Missouri
Opportunities Fund                                      Securities Series(2)     o National
                                                                                 o New Jersey
International Series                                    Limited Duration U.S.    o New York
                                                        Government Securities    o Pennsylvania
Large-Cap Growth Fund                                   Series(1)                o Texas
                                                                                 o Washington
Mid-Cap Value Fund                                      World Bond-
                                                        Debenture Series
Research Fund -
Small-Cap Value
Series

DEVELOPING
GROWTH FUND
Lord Abbett Developing
Growth Fund is closed to
new investors


FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE THAT YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder Service Line: 800-865-7582
Visit Our Website: www.LordAbbett.com

(1) Formerly known as the Growth & Income Series of the Lord Abbett Securities Trust effective as of 3/1/01.
(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO]          Lord, Abbett & Co.
                Investment Management
A Tradition of Performance Through Disciplined Investing


Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973


                                                                      LAG 2-1200
                                                                          (2/01)


                                                                          (8/00)